UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On June 27, 2024, New York Community Bancorp, Inc. (“NYCB” or the “Company”) issued a press release announcing that its Board of Directors approved the Company to effect (a) a reverse stock split of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), by a ratio of 1-for-3, and (b) a corresponding reduction in the total number of authorized shares of Common Stock (together, the “Reverse Stock Split”). On July 2, 2024, NYCB issued a press release announcing that it expects the Reverse Stock Split to become effective at 5:01 p.m. ET on July 11, 2024. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2.

As previously disclosed, on June 5, 2024, at the 2024 annual meeting of shareholders of the Company (the “Annual Meeting”), the shareholders of the Company approved a proposal to amend the Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate of Incorporation”) to effect the Reverse Stock Split.

The Reverse Stock Split is expected to become effective at 5:01 p.m. ET on July 11, 2024, following the effectiveness of a Certificate of Amendment to the A&R Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware. When the Reverse Stock Split becomes effective, (i) every three shares of Common Stock issued and outstanding or held by the Company in treasury will be combined into one share of Common Stock and (ii) the number of authorized shares of Common Stock will be decreased from 2,000,000,000 to 666,666,666. It is expected that no fractional shares will be issued in connection with the Reverse Stock Split and shareholders otherwise entitled to receive a fractional share as a result of the Reverse Stock Split are expected to receive a cash payment in lieu of such fractional shares.

When the Reverse Stock Split becomes effective, the aggregate number of equity-based awards that remain available to be granted under the Company’s equity compensation plans will be decreased proportionately and proportionate adjustments will be made to the per share exercise price, share-based vesting criteria and the number of shares issuable upon the exercise of our outstanding stock options, as applicable, as well as to the number of shares that would be owned upon vesting and settlement of restricted stock units and other equity-based awards, as applicable.

When the Reverse Stock Split becomes effective, (a) the number of issued and outstanding shares of the Company’s Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), will remain unchanged; (b) the number of issued and outstanding shares of the Company’s Series B Noncumulative Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), will remain unchanged, and the ratio of shares of Common Stock into which each share of Series B Preferred Stock is convertible will be decreased proportionally; (c) although there are not currently any issued and outstanding shares of the Company’s Series C Noncumulative Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), the ratio of shares of Common Stock into which a share of Series C Preferred Stock is convertible will be decreased proportionally; (d) although there are not currently any issued and outstanding shares of Series D Non-Voting Common Equivalent Stock, par value $0.01 per share (the “Series D Preferred Stock”), the ratio of shares of Common Stock into which a share of Series D Preferred Stock is convertible will be decreased proportionally; and (e) the warrants issued and outstanding to purchase Series D Preferred Stock will remain unchanged. The Reverse Stock Split will not affect the Company’s authorized number of shares of preferred stock.

When the Reverse Stock Split becomes effective, the Common Stock will continue to trade, on a split-adjusted basis, on the New York Stock Exchange (“NYSE”) under the symbol “NYCB” and the Series A Preferred Stock will continue to trade, without adjustments, on the NYSE under the symbol “NYCB PA”, although a new CUSIP number will be assigned to the Common Stock as a result of the Reverse Stock Split.

The preceding information in this Item 7.01, as well as Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated June 27, 2024

99.2	Press Release, dated July 2, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the federal securities laws by NYCB pertaining to such matters as our goals, intentions, and expectations regarding (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our ability to fully and timely implement the risk management programs institutions greater than $100 billion in assets must maintain; (h) the effect on our capital ratios of the approval of certain proposals approved by our shareholders during the Annual Meeting; (i) the conversion or exchange of shares of the Company’s preferred stock; (j) the payment of dividends on shares of the Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s preferred stock; (k) the availability of equity and dilution of existing equity holders associated with amendments to the 2020 Omnibus Incentive Plan; and (l) our ability to effect the Reverse Stock Split, including the timing of actions to effect the Reverse Stock Split.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K/A for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this Amendment, during investor presentations, or in our other SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2024	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President
Director of Investor Relations